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                                                                    EXHIBIT 23.1


INDEPENDENT AUDITORS' CONSENT


The Board of Directors
Evenflo & Spalding Holdings Corporation

We consent to the incorporation by reference in this Registration Statement of Evenflo & Spalding Holdings Corporation on Form S-8 of our report dated October 28, 1996, appearing in the Prospectus included in Amendment No. 3 to Form S-4 Registration Statement (No. 333-14569) of E&S Holdings Corporation.


DELOITTE & TOUCHE LLP

Tampa, Florida
January 27, 1997